SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2004

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of September 1, 2004, providing for the issuance of
MASTR Seasoned Securitization Trust 2004-1
Mortgage Pass-Through Certificates, Series 2004-1)

Mortgage Asset Securitization Transactions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-106982-45	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1285 Avenue of the Americas New York, New York	10019

Registrant’s telephone number, including area code: (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.   Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On September 30, 2004, a single series of certificates, entitled MASTR Seasoned Securitization Trust 2004-1, Mortgage Pass-Through Certificates, Series 2004-1 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004 (the “Agreement”), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), Wells Fargo Bank, N.A. as master servicer, trust administrator and a custodian, Wachovia Bank, National Association as trustee, and U.S. Bank National Association as a custodian. The Certificates consist of twenty-nine classes of certificates (collectively, the “Certificates”), designated as the “Class 1-A-1 Certificates”, “Class 2-A-1 Certificates”, “Class 2-A-2 Certificates”, “Class 2-A-3 Certificates”, “Class 2-A-4 Certificates”, “Class 2-A-5 Certificates”, “Class 2-A-6 Certificates”, “Class 3-A-1 Certificates”, “Class 4-A-1 Certificates”, “Class 4-A-2 Certificates”, “Class A-X Certificates”, “Class PO Certificates”, “Class A-LR Certificates”, “Class A-UR Certificates”, “Class 15-B-1 Certificates”, “Class 15-B-2 Certificates”, “Class 15-B-3 Certificates”, “Class 15-B-4 Certificates”, “Class 15-B-5 Certificates”, “Class 15-B-6 Certificates”, “Class 30-B-1 Certificates”, “Class 30-B-2 Certificates”, “Class 30-B-3 Certificates”, “Class HY-B-1 Certificates”, “Class HY-B-2 Certificates”, “Class HY-B-3 Certificates”, “Class C-B-4 Certificates”, “Class C-B-5 Certificates” and “Class C-B-6 Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool’“) of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $726,285,591 as of September 1, 2004 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 30, 2004, between UBS Real Estate Securities Inc. (“UBSRES”), and the Depositor (the “Mortgage Loan Purchase Agreement”). The Class 1-A-1 Certificates, Class 2-A-1 Certificates, Class 2-A-2 Certificates, Class 2-A-3 Certificates, Class 2-A-4 Certificates, Class 2-A-5 Certificates, Class 2-A-6 Certificates, Class 3-A-1 Certificates, Class 4-A-1 Certificates, Class 4-A-2 Certificates, Class A-X Certificates, Class PO Certificates, Class A-LR Certificates, Class A-UR Certificates, Class 15-B-1 Certificates, Class 15-B-2 Certificates, Class 15-B-3 Certificates, Class 30-B-1 Certificates, Class 30-B-2 Certificates, Class 30-B-3 Certificates, Class HY-B-1 Certificates, Class HY-B-2 Certificates and Class HY-B-3 Certificates, were sold by the Depositor to UBS Securities LLC (the “Underwriter”), pursuant to an Underwriting Agreement, dated September 30, 2004 (the “Underwriting Agreement”) between the Depositor and the Underwriter.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

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	Initial Class Principal Balance or Notional Amount	Initial Pass-Through Rate
Class 1-A-1	$137,304,000	Variable
Class 2-A-1	$202,458,499	8.0000%
Class 2-A-2	$50,000,000	5.5000%
Class 2-A-3	$50,000,000	5.2500%
Class 2-A-4	$127,458,501	5.0000%
Class 2-A-5	$20,927,000	6.5000%
Class 2-A-6	$500,000	6.5000%
Class 3-A-1	$41,159,000	Variable
Class 4-A-1	$72,304,000	Variable
Class 4-A-2	$3,805,000	Variable
Class A-X	Notional Amount	6.5000%
Class PO	$3,989,934	N/A
Class A-LR	$50	Variable
Class A-UR	$50	Variable
Class 15-B-1	$555,000	Variable
Class 15-B-2	$277,000	Variable
Class 15-B-3	$208,000	Variable
Class 30-B-1	$8,873,000	6.5000%
Class 30-B-2	$934,000	6.5000%
Class 30-B-3	$700,000	6.5000%
Class HY-B-1	$2,351,000	Variable
Class HY-B-2	$483,000	Variable
Class HY-B-3	$181,000	Variable
Class 15-B-4	$139,000	Variable
Class 15-B-5	$69,000	Variable
Class 15-B-6	$139,634	Variable
Class C-B-4	$588,000	Variable
Class C-B-5	$294,000	Variable
Class C-B-6	$587,921	Variable

The Certificates, other than the Class 15-B-4 Certificates, Class 15-B-5 Certificates, Class 15-B-6 Certificates, Class C-B-4 Certificates, Class C-B-5 Certificates and Class C-B-6 Certificates (together, the “Private Certificates”), and the Mortgage Loans are more particularly described in the Prospectus, dated September 30, 2004 and the Prospectus Supplement, dated September 30, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Private Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01. Financial Statements and Exhibits

(a)    Not applicable

(b)    Not applicable

(c)    Exhibits

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Exhibit No.	Description

4.1
Pooling and Servicing Agreement, dated as of September 1, 2004, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), Wells Fargo Bank, N.A. as master servicer, trust administrator and a custodian, Wachovia Bank, National Association as trustee and U.S. Bank National Association as a custodian, relating to the MASTR Seasoned Securitization Trust 2004-1, Mortgage Pass-Through Certificates, Series 2004-1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 30, 2004

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

By:	/s/ Peter Ma
Name:	Peter Ma
Title:	Director

By:	/s/ Hugh Corcoran
Name:	Hugh Corcoran
Title:	Managing Director

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Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of September 1, 2004, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), Wells Fargo Bank, N.A. as master servicer, trust administrator and a custodian, Wachovia Bank, National Association as trustee and U.S. Bank National Association as a custodian, relating to the MASTR Seasoned Securitization Trust 2004-1, Mortgage Pass-Through Certificates, Series 2004-1.	7

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